Exhibit 10.7

PROMISSORY NOTE

$1,250,000.00	July 2, 2008

FOR VALUE RECEIVED, the undersigned (individually and collectively, the “Borrower”), jointly and severally promises to pay to the order of Silicon Valley Bank (“Bank”), at such place as the holder hereof may designate, in lawful money of the United States of America, the aggregate unpaid principal amount of all advances (“Advances”) made by Bank to Borrower, up to a maximum principal amount of One million Two Hundred Fifty Thousand Dollars ($1,250,000.00), plus interest, fees and finance charges on the aggregate unpaid principal amount of such Advances, at the rates and in accordance with the terms of the Export-Import Bank Loan and Security Agreement between Borrower and Bank of even date herewith, as amended from time to time (the “Loan Agreement”).  The entire principal amount and all accrued interest shall be due and payable on July 1, 2010, or on such earlier date, as provided for in the Loan Agreement.

Borrower irrevocably waives the right to direct the application of any and all payments at any time hereafter received by Bank from or on behalf of Borrower, and Borrower irrevocably agrees that Bank shall have the continuing exclusive right to apply any and all such payments against the then due and owing obligations of Borrower as Bank may deem advisable.  In the absence of a specific determination by Bank with respect thereto, all payments shall be applied in the following order: (a) then due and payable fees and expenses; (b) then due and payable interest payments and mandatory prepayments; and (c) then due and payable principal payments and optional prepayments.

Bank is hereby authorized by Borrower to endorse on Bank’s books and records each Advance made by Bank under this Note and the amount of each payment or prepayment of principal of each such Advance received by Bank; it being understood, however, that failure to make any such endorsement (or any errors in notation) shall not affect the obligations of Borrower with respect to Advances made hereunder, and payments of principal by Borrower shall be credited to Borrower notwithstanding the failure to make a notation (or any errors in notation) thereof on such books and records.

Borrower promises to pay Bank all costs and expenses, including all attorneys’ fees, incurred in such collection or in any suit or action to collect this Note or in any appeal thereof, unless a final court of competent jurisdiction finds that the Bank acted with gross negligence or willful misconduct.  Borrower waives presentment, demand, protest, notice of protest, notice of dishonor, notice of nonpayment, and any and all other notices and demands in connection with the delivery, acceptance, performance, default or enforcement of this Note, as well as any applicable statute of limitations.  No delay by Bank in exercising any power or right hereunder shall operate as a waiver of any power or right.  Time is of the essence as to all obligations hereunder.

This Note is issued pursuant to the Loan Agreement, which shall govern the rights and obligations of Borrower with respect to all obligations hereunder.

The law of the Commonwealth of Massachusetts shall apply to this Agreement.  BORROWER ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE VENUE LOCATED IN COSTON, MASSACHUSETTS IN ANY ACTION, SUIT, OR PROCEEDING OF ANY KIND, AGAINST IT WHICH ARISES OUT OF OR BY REASON OF THIS NOTE OR THE LOAN AGREEMENT.

BORROWER WAIVES ITS RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THE LOAN AGREEMENT, ANY OF THE LOAN DOCUMENTS EXECUTED IN CONNECTION THEREWITH OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS.  BORROWER RECOGNIZES AND AGREES THAT THE FOREGOING WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR IT TO ENTER INTO THIS

AGREEMENT.  BORROWER REPRESENTS AND WARRANTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

IN WITNESS WHEREOF, the parties hereto have made this promissory note as of the date first above written.

BORROWER:

MICROFLUIDICS INTERNATIONAL CORPORATION

By	/s/ Brian E. LeClair
Name:	Brian E. LeClair
Title:	Exec. V.P. & CFO

MICROFLUIDICS CORPORATION

By	/s/ Brian E. LeClair
Name:	Brian E. LeClair
Title:	Exec. V.P. & CFO

[Exim Promissory Note Signature Page]